UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 7, 2003


                            Navigant Consulting, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  0-28830                 36-4094854
(State of Other Jurisdiction       Commission            (IRS Employer
      of Incorporation)            File Number           Identification No.)

                       615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's Telephone number, including area code (312) 573-5600

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

Navigant Consulting has announced preliminary first quarter 2003 results. The Company's press release dated April 7, 2003 announcing the preliminary results is attached hereto as Exhibit 99.1.

(c) Exhibit.

Exhibit 99.1: Press Release dated April 7, 2003.



                                   SIGNATURES



     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Navigant Consulting, Inc.

Date:  April 7, 2003

By:      /s/ Ben W. Perks
         -------------------------------------
Name:    Ben W. Perks
Title:   Executive Vice President and
         Chief Financial Officer

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